Exhibit (11) under N-1A
                                              Exhibit 23 under Item 601/Reg SK

           CONSENT OF ERNST & YOUNG LLP,INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Financial Highlights" and to the use of our report dated September 12, 1997, in Post-Effective Amendment Number 4 to the Registration Statement (Form N-1A No. 33-54445) and the related Prospectus of Federated Institutional Short Duration Government Fund, dated September 30, 1997.

By:   ERNST & YOUNG LLP

      Ernst & Young LLP
Pittsburgh, Pennsylvania
September 25, 1997